GOODWILL	12 Months Ended
Dec. 31, 2021
GOODWILL.
GOODWILL

9. GOODWILL

The change in the carrying amount of goodwill was as follows:

	As of December 31,
	2020	2021
	RMB	RMB
Beginning Balance of the year	—	196,002,568
Additions in goodwill related to business combinations (Note 21)	196,002,568	—
Impairment of goodwill	—	(106,949,249)
Foreign currency translation adjustment	—	(7,301,455)
Balance as of December 31, 2021	196,002,568	81,751,864

The Group has one reporting unit, which is mobile platform operations.

9. GOODWILL (Continued)

As of December 31, 2021, The Group performed quantitative impairment test for goodwill using the discounted cash flow method when determining the fair value of the reporting unit. Key assumptions used to determine the estimated fair value include: (a) internal cash flows forecasts including expected revenue growth, operating margins and estimated capital needs, (b) an estimated terminal value using a terminal year long-term future growth rate determined based on the growth prospects of the reporting unit; and (c) a discount rate that reflects the weighted-average cost of capital adjusted for the relevant risk associated with the reporting unit’s operations and the uncertainty inherent in the Group’s internally developed forecasts. The Group corroborates the reasonableness of the inputs and outcomes of its discounted cash flow analysis through a market capitalization reconciliation to determine whether the implied control premium is reasonable. The Group recognized impairment loss of RMB106,949,249 for goodwill for the year ended December 31, 2021, primarily due to more intensive competition on its mobile platform operations, which brought adverse impact on the Group’s ability to generate revenues and net income from its mobile platform operations.

The Group did not record impairment charges of goodwill for the years ended December 31, 2019 and 2020.